UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2023
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HOME BANCSHARES, INC.
(Exact name of Registrant as Specified in Its Charter)
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Arkansas	001-41093	71-0682831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
719 Harkrider, Suite 100
Conway, Arkansas 72032
(Address of Principal Executive Offices) (Zip Code)
(501) 339-2929
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company’s 2023 Annual Meeting of Shareholders was held on April 20, 2023. The following items of business were presented to the shareholders:
(1) The sixteen directors were elected as proposed in the Proxy Statement, under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	141,232,684	2,504,489	26,915,315
Brian S. Davis	137,716,709	6,020,464	26,915,315
Milburn Adams	141,302,842	2,434,331	26,915,315
Robert H. Adcock, Jr.	141,568,014	2,169,159	26,915,315
Richard H. Ashley	140,943,753	2,793,420	26,915,315
Mike D. Beebe	141,597,157	2,140,016	26,915,315
Jack E. Engelkes	140,407,722	3,329,451	26,915,315
Tracy M. French	140,382,097	3,355,076	26,915,315
Karen E. Garrett	142,524,319	1,212,854	26,915,315
J. Pat Hickman	103,510,246	40,226,927	26,915,315
James G. Hinkle	139,389,014	4,348,159	26,915,315
Alex R. Lieblong	139,624,417	4,112,756	26,915,315
Thomas J. Longe	140,165,847	3,571,326	26,915,315
Jim Rankin, Jr.	132,303,437	11,433,736	26,915,315
Larry W. Ross	142,330,447	1,406,726	26,915,315
Donna J. Townsell	140,333,305	3,403,868	26,915,315
(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-Binding) Vote Approving Executive Compensation” with votes cast as follows: 132,735,493 votes for, 10,274,550 votes against, 727,130 votes abstaining and 26,915,315 broker non-votes.
(3) The Audit Committee’s selection and appointment of the accounting firm of FORVIS, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was ratified with votes cast as follows: 169,120,214 votes for, 1,087,432 votes against, 444,841 votes abstaining and zero broker non-votes.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.
No additional business or other matters came before the meeting or any adjournment thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.

Date:	April 21, 2023	By:	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer